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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported): FEBRUARY 28, 2001
                                                  -----------------




                           DVI RECEIVABLES CORP. VIII
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             (Exact name of registrant as specified in its charter)


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
           DELAWARE                           333-74901                 25-1824148
-------------------------------        -----------------------     ---------------------
(State or other jurisdiction of        (Commission File Number)      (I.R.S. Employer
 incorporation or organization)                                    Identification Number)
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
2500 YORK ROAD
JAMISON, PENNSYLVANIA                                                    18929
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(Address of principal executive offices)                              (Zip Code)
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Registrant's telephone number, including area code: (215) 488-5000
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                   ------------------------------------------
                   (Former name or former address, if changed
                              since last report.)


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Item 7.      Financial Statements and Exhibits



Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending February 28, 2001, payment date March 13, 2001

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending February 28, 2001, payment date March 13, 2001

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending February 28, 2001, payment date March 14, 2001

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending February 28, 2001, payment date March 12, 2001


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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
                                                DVI Receivables Corp. VIII
                                                         (Registrant)



Dated: March 20, 2001                     By:   /s/ Steven R. Garfinkel
                                                ------------------------------
                                                Steven R. Garfinkel
                                                Executive Vice President and
                                                Chief Financial Officer
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